Discontinued Operation	9 Months Ended
Sep. 30, 2012
Discontinued Operation [Abstract]
Discontinued Operation
Note 6 - Discontinued Operation:

In May 2012, the Company completed the sale of the Company 51% share holdings in Liacom Systems Ltd., referred to as Liacom, for an aggregate consideration of $1.7 million. This sale was part of the Company strategic plan to focus on the legacy modernization business. The proceeds from the sale were used to repay loans. Liacom met the definition of a component. Accordingly, the results of operations in the statement operations and prior periods results have been reclassified accordingly. As part the sale, the company realized a goodwill amounted to - $1.3 million based on the relative fair value of Liacom and the portion of the reported unit to be retained. The capital loss recorded upon sale of Liacom amounted to $703.

The following is the composition from discontinued operation:

	Nine months ended September 30,
	2012	2011

Revenues	$4,172	$9,251

Cost of revenues	4,000	8,788

Gross profit	172	463

Selling, general, and administrative expenses	137	298
Loss on realization of shareholdings	703	-

Operating profit (loss)	(668)	165
Financial expenses ,net	3	74

Profit before provision(benefit) for income taxes	(671)	91
Provision (benefit) for income taxes	2	(6)
Net profit (loss)	$(673)	$97

Including in the Consolidated Balance Sheets at September 30, 2012 and December 31, 2011 are the following major classes of assets and liabilities associated with discontinued operations:

	September 30	December 31
	2012	2011

Assets of discontinued operation:
Current	$-	$3,545
Noncurrent	$-	$81
Liabilities of discontinued operation:
Current	$-	$1,770
Noncurrent	$-	$141